THE MANAGERS FUNDS
           MANAGERS INTERNATIONAL EQUITY FUND
          MANAGERS EMERGING MARKETS EQUITY FUND


           Supplement dated February 25, 2003
                 to the Prospectus and
           Statement of Additional Information
                  dated May 1, 2002
          (as supplemented September 25, 2002)


The following information supersedes any information to the contrary relating to Managers International Equity Fund and Managers Emerging Markets Equity Fund (each a "Fund" and collectively the "Funds") contained in the Funds' Prospectus and Statement of Additional Information dated May 1, 2002 (as supplemented September 25, 2002):

Publicly traded securities are generally valued at the closing prices on the exchanges where they primarily trade. Managers International Equity Fund and Managers
Emerging Markets Equity Fund invest in securities that trade in foreign markets. Securities in these markets may trade at times when the NYSE is closed. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares. In addition, because substantial time may pass between the time the local market for a security closes and the time a Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of International Equity Fund and Emerging Markets
Equity Fund, the Manager monitors intervening events that may affect the value of securities held in each Fund's portfolio and, in accordance with procedures adopted by the Funds' Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated.

February 25, 2003